UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 19, 2003


                            PER-SE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    000-19480                    58-1651222
(State or Other Jurisdiction   (Commission File No.)            (IRS Employer
     of Incorporation)                                       Identification No.)


2840 Mt. Wilkinson Parkway, Atlanta, Georgia                        30339
  (Address of Principal Executive Offices)                        (Zip Code)


                                 (770) 444-5300
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events and Regulation FD Disclosure.

On June 19, 2003, Per-Se Technologies, Inc. issued a press release announcing that it has agreed to sell its Patient 1(R)clinical product line to Misys Healthcare Systems, a division of Misys plc (London: MSY.L). A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 7. Financial Statements, Pro Forma Financial Financial Information and Exhibits.

    (c)  Exhibits

   99.1 Press Release dated June 19, 2003, announcing agreement to sell Patient 1(R) product line.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    June 19, 2003


                                              PER-SE TECHNOLOGIES, INC.


                                              By:_/s/_CHRIS_E._PERKINS_______
                                              Chris E. Perkins
                                              Executive Vice President
                                              and Chief Financial Officer

                                  EXHIBIT INDEX

  Exhibit
    No.                            Description
    ---                            -----------

   99.1 Press Release dated June 19, 2003, announcing agreement to sell Patient 1(R) product line.